MASSMUTUAL PREMIER FUNDS

Supplement dated November 24, 2008 to the

Prospectus dated March 3, 2008

This supplement provides new and additional information beyond that contained in the Prospectus and any existing supplements. It should be retained and read in conjunction with the Prospectus and any existing supplements.

Effective January 1, 2009, the information for Christopher Leavy found under OFI Institutional Asset Management, Inc. (“OFI Institutional”) in the section titled About the Investment Adviser and Sub-Advisers is hereby deleted.

Effective January 1, 2009, the first sentence of the following portfolio manager’s bio is replaced with the following:

John Damian

is the portfolio manager of the Discovery Value Fund and a co-portfolio manager of the Value Fund and a portion of the Core Value Equity Fund.

Effective January 1, 2009, the following information supplements the information found under OFI Institutional:

Mitch Williams

is a co-portfolio manager of the Value Fund and a portion of the Core Value Equity Fund. Mr. Williams, a Chartered Financial Analyst, has been a Vice President of OFI Institutional since July 2004. Mr. Williams has been a Vice President of OFI since July 2006 and was a Senior Research Analyst of OFI since April 2002. Previously, he was a Research Analyst for Evergreen Funds from 2000 to 2002 and a Senior Research Associate with Credit Suisse First Boston from 1999 to 2000.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3000M-08-06